UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end:     October 31

Date of reporting period:     October 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Batterymarch Global Equity Fund

Managed by	BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Global Equity Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

At a meeting held in August 2009, the Fund’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from December 31 to October 31. As a result of this change, shareholders are being provided with a short period annual report and a “stub-period” audit for the ten-month period from January 1, 2009 through October 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

Legg Mason Batterymarch Global Equity Fund	I

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers, particularly issuers located in countries included in the MSCI World Indexi. Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities and, under current market conditions, invests at least 40% of its assets in non-U.S. issuers. Although the Fund invests primarily in securities with a market capitalization of greater than $15 billion, the Fund may invest in securities of any market capitalization, including mid-cap and small-cap securities. The Fund may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers.

We employ an active investment strategy that focuses primarily on individual stock selection and diversification across several regions, industries and sectors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors such as cash flow, earnings growth, expectations, value and technical. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most global markets and sectors experienced deeply negative returns in the first two months of 2009, reflecting continued global uncertainty and investor questions about the health of the global financial system. All regions and sectors had substantial declines, and the environment was characterized by significant equity market and currency volatility. Deleveraging, sentiment and large-scale government intervention, including a coordinated interest rate cut by central banks, continued to distort long-term equity values. In addition, commodity prices fell and earnings were revised down as the U.S., Japan, Europe and UK economies were all shown to be in recession.

A rebound was sparked on March 9th, with Financials stocks leading the pack. Many market observers saw classic signs of a bear market rally as stocks that had been the most beaten down in previous months were among the biggest winners. This was particularly true for the Banks and Financials ex-Banks sectors in the UK, continental Europe and the U.S., which experienced significant reversals from February to March.

The equity rally continued through much of the reporting period. Risk aversion declined in the third quarter of 2009 as the worst of the credit problems appeared to be over in most markets and investors began to

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	1

Fund overview continued

anticipate inventory restocking. Manufacturing output grew in Europe and Asia and commodity prices began to rise, suggesting a faster economic recovery from recession than previously expected. Volatility declined compared to earlier in the year. Across all regions except Japan, Financials ex-Banks and Banks were the top performing sectors, benefiting from government bailouts and central banks’ promises to keep interest rates low. Nevertheless, the World Bank warned early in October of a “wobbly” global rebound, and the United Nation’s International Labour Organization said that stagnant or declining wages, which will limit consumer spending, are a major threat to a lasting global recovery.

Of the major regions, the UK was the outperformer for the period; the market is significantly driven by global companies that have been rewarded in the rally. However, the economy continues to suffer from economic contraction, weak consumer confidence and retail sales at twenty-year lows. As markets look beyond these concerns, earnings expectations are beginning to be revised positively for 2010.

Japan underperformed the other regions for the period despite outperforming in local currency terms in the second quarter of 2009 as a result of the government’s economic stimulus. While Japan is highly leveraged to the global economic cycle, business competitiveness has been stymied by sharp appreciation of the Japanese yen. In addition, investors have been skittish about Japan since the election in late August, anticipating that the newly-elected, untried Democratic Party, which engaged in anti-U.S. and anti-trade rhetoric, may overspend to stimulate the economy.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

Performance review

For the ten-month period from January 1, 2009 through October 31, 2009, Class A shares of Legg Mason Batterymarch Global Equity Fund, excluding sales charges, returned 13.97%. The Fund’s unmanaged benchmark, the MSCI World Index, returned 22.68% for the same period. The Lipper Global Large-Cap Core Funds Category Average1 returned 23.06% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the ten-month period from January 1, 2009 through October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 105 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of October 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	10 MONTHS
Global Equity Fund — Class A Shares	22.06%	13.97%
MSCI World Index	25.24%	22.68%
Lipper Global Large-Cap Core Funds Category Average[1]	25.52%	23.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned 22.33%, Class B shares returned 21.67%, Class C shares returned 21.70% and Class I shares returned 22.49% over the six months ended October 31, 2009. Excluding sales charges, Class 1 shares returned 14.37%, Class B shares returned 13.36%, Class C shares returned 13.33% and Class I shares returned 14.52% over the ten-month period from January 1, 2009 through October 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.40%, 1.76%, 2.70%, 2.69% and 1.01%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class 1 shares. This expense limitation may be reduced or terminated at any time.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares until May 1, 2010.

Q. What were the leading contributors to performance?

A. Stock selection in the Industrials sector of Japan, as well as in Asia ex-Japan, contributed to relative performance for the period. Based on overall portfolio weight and return, the best performing individual stock was

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 105 funds for the six-month period and among the 105 funds for the ten-month period from January 1, 2009 through October 31, 2009 in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	3

Fund overview continued

BHP Billiton PLC in the UK, which was overweight in the portfolio and returned over 50%. U.S. stock Apple Inc. and UK stock Standard Chartered PLC. were both overweight in the portfolio and had returns for the period in triple digits, making them good relative performers. Region and sector allocation were also major contributors, most notably an underweight to Japan and an overweight to the UK.

Q. What were the leading detractors from performance?

A. Stock selection was poor in the U.S., the largest regional exposure in the portfolio. Apollo Group Inc. (Class A Shares), an overweight position which had a negative return of over 25%, was the greatest detractor from relative performance in the U.S. In Japan, holding financial firm T&D Holdings Inc. and Lawson Inc. hurt performance, as both stocks’ performance lagged the benchmark.

Thank you for your investment in Legg Mason Batterymarch Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Batterymarch Financial Management, Inc. Global Investment Team

November 17, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: International Business Machines Corp. (1.6%), Exxon Mobil Corp. (1.5%), BHP Billiton PLC (1.4%), Hewlett-Packard Co. (1.3%), Nestle SA, Registered Shares (1.3%) , Chevron Corp. (1.3%), Cisco Systems Inc. (1.2%), Microsoft Corp. (1.2%), BP PLC (1.2%) and Sanofi-Aventis (1.1%). Please refer to pages 10 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Financials (20.7%), Information Technology (12.8%), Energy (12.4%), Health Care (10.3%) and Consumer Discretionary (9.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, and are heightened for investments in the securities of issuers located in developing countries. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

4	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	22.33%	$1,000.00	$1,223.30	1.23%	$6.89
Class A	22.06	1,000.00	1,220.60	1.50	8.40
Class B	21.67	1,000.00	1,216.70	2.23	12.46
Class C	21.70	1,000.00	1,217.00	2.15	12.01
Class I	22.49	1,000.00	1,224.90	1.08	6.06

[1]	For the six months ended October 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers/and or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,019.00	1.23%	$6.26
Class A	5.00	1,000.00	1,017.64	1.50	7.63
Class B	5.00	1,000.00	1,013.96	2.23	11.32
Class C	5.00	1,000.00	1,014.37	2.15	10.92
Class I	5.00	1,000.00	1,019.76	1.08	5.50

[1]	For the six months ended October 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS1
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/09	8.66%	8.31%	7.46%	7.63%	8.73%
Five Years Ended 10/31/09	N/A	0.61	-0.25	-0.24	0.96
Ten Years Ended 10/31/09	N/A	-1.32	-1.95	N/A	N/A
Inception* through 10/31/09	-11.06	2.88	-0.92	-2.06	5.83

	WITH SALES CHARGES[3]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/09	8.66%	2.02%	2.46%	6.63%	8.73%
Five Years Ended 10/31/09	N/A	-0.58	-0.40	-0.24	0.96
Ten Years Ended 10/31/09	N/A	-1.91	-1.95	N/A	N/A
Inception* through 10/31/09	-13.72	2.55	-0.92	-2.06	5.83

CUMULATIVE TOTAL RETURNS1
WITHOUT SALES CHARGES[2]
Class 1 (Inception date of 12/1/06 through 10/31/09)	-28.93%
Class A (10/31/99 through 10/31/09)	-12.46
Class B (10/31/99 through 10/31/09)	-17.87
Class C (Inception date of 9/12/00 through 10/31/09)	-17.35
Class I (Inception date of 5/20/03 through 10/31/09)	44.08

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are December 1, 2006, March 1, 1991, January 4, 1999, September 12, 2000 and May 20, 2003, respectively.

8	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A AND B SHARES OF LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND VS. MSCI WORLD INDEX† — October 1999 - October 2009

†

Hypothetical illustration of $10,000 invested in Class A and B shares of Legg Mason Batterymarch Global Equity Fund on October 31, 1999, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	9

Schedule of investments

October 31, 2009

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 97.4%
CONSUMER DISCRETIONARY — 9.4%
	Automobiles — 0.9%
10,129	Bayerische Motoren Werke AG(a)	$495,623
14,800	Honda Motor Co., Ltd.(a)	458,070
11,800	Toyota Motor Corp.(a)	467,032
	Total Automobiles	1,420,725
	Distributors — 0.4%
1,183,100	Inchcape PLC(a)*	569,827
	Diversified Consumer Services — 0.4%
10,700	Apollo Group Inc., Class A Shares*	610,970
	Hotels, Restaurants & Leisure — 1.0%
11,500	Ctrip.com International Ltd., ADR*	615,710
18,388	OPAP S.A.(a)	470,491
81,800	TABCORP Holdings Ltd.(a)	518,819
	Total Hotels, Restaurants & Leisure	1,605,020
	Household Durables — 0.8%
27,900	Newell Rubbermaid Inc.	404,829
32,900	Sony Corp.(a)	967,134
	Total Household Durables	1,371,963
	Leisure Equipment & Products — 0.4%
42,600	Sega Sammy Holdings Inc.(a)	605,083
	Media — 2.3%
67,100	Comcast Corp., Class A Shares	972,950
612	Jupiter Telecommunications Co.(a)	562,325
14,300	McGraw-Hill Cos. Inc.	411,554
16,275	Publicis Groupe SA(a)	620,061
15,300	Thomson Reuters Corp.	487,075
22,000	Time Warner Inc.	662,640
	Total Media	3,716,605
	Multiline Retail — 1.1%
12,600	Kohl’s Corp.*	720,972
87,202	Marks & Spencer Group PLC(a)	489,492
11,400	Target Corp.	552,102
	Total Multiline Retail	1,762,566
	Specialty Retail — 1.7%
9,700	Advance Auto Parts Inc.	361,422
11,300	Aeropostale Inc.*	424,089
41,000	Gap Inc.	874,940
12,000	Ross Stores Inc.	528,120

See Notes to Financial Statements.

10	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

	Specialty Retail — 1.7% continued
14,300	TJX Cos. Inc.	$534,105
	Total Specialty Retail	2,722,676
	Textiles, Apparel & Luxury Goods — 0.4%
21,351	Coach Inc.	703,942
	TOTAL CONSUMER DISCRETIONARY	15,089,377
CONSUMER STAPLES — 8.4%
	Beverages — 0.6%
28,000	Coca-Cola Enterprises Inc.	533,960
8,300	PepsiCo Inc.	502,565
	Total Beverages	1,036,525
	Food & Staples Retailing — 1.8%
6,816	Delhaize Group(a)	463,356
47,369	Koninklijke Ahold NV(a)	597,370
15,600	Lawson Inc.(a)	696,710
20,400	Seven & I Holdings Co., Ltd.(a)	447,338
12,180	Wal-Mart Stores Inc.	605,102
	Total Food & Staples Retailing	2,809,876
	Food Products — 2.6%
22,400	Dean Foods Co.*	408,352
33,500	Kraft Foods Inc., Class A Shares	921,920
43,476	Nestle SA, Registered Shares(a)	2,023,843
26,809	Unilever NV, CVA(a)	826,839
	Total Food Products	4,180,954
	Household Products — 1.3%
19,900	Kao Corp.(a)	447,084
13,900	Kimberly-Clark Corp.	850,124
14,400	Procter & Gamble Co.	835,200
	Total Household Products	2,132,408
	Tobacco — 2.1%
68,164	Altria Group Inc.	1,234,450
25,279	British American Tobacco PLC(a)	808,567
8,900	Lorillard Inc.	691,708
14,264	Philip Morris International Inc.	675,543
	Total Tobacco	3,410,268
	TOTAL CONSUMER STAPLES	13,570,031
ENERGY — 12.4%
	Energy Equipment & Services — 2.0%
45,800	Acergy SA(a)	568,656
15,000	Dresser-Rand Group Inc.*	442,050
12,200	National-Oilwell Varco Inc.*	500,078

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	11

Schedule of investments continued

October 31, 2009

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

	Energy Equipment & Services — 2.0% continued
19,000	Noble Corp.	$774,060
7,619	Technip SA(a)	480,463
4,500	Transocean Ltd.*	377,595
	Total Energy Equipment & Services	3,142,902
	Oil, Gas & Consumable Fuels — 10.4%
4,900	Apache Corp.	461,188
20,800	BG Group PLC(a)	359,209
209,140	BP PLC(a)	1,973,108
26,270	Chevron Corp.	2,010,706
23,300	ConocoPhillips	1,169,194
19,700	EnCana Corp.	1,093,230
36,541	Eni SpA(a)	907,253
33,625	Exxon Mobil Corp.	2,409,904
16,200	Marathon Oil Corp.	517,914
82,357	Rosneft Oil Co., GDR	630,031
58,938	Royal Dutch Shell PLC, Class A Shares	1,755,439
32,800	StatoilHydro ASA(a)	779,189
28,700	Total SA(a)	1,711,429
7,700	Walter Industries Inc.	450,450
28,400	Williams Cos. Inc.	535,340
	Total Oil, Gas & Consumable Fuels	16,763,584
	TOTAL ENERGY	19,906,486
FINANCIALS — 20.3%
	Capital Markets — 2.3%
5,765	Credit Suisse Group AG, Registered Shares(a)	308,368
7,193	Deutsche Bank AG, Registered Shares(a)	521,605
6,400	Goldman Sachs Group Inc.	1,089,088
174,000	Mizuho Securities Co., Ltd.(a)	592,380
9,600	Morgan Stanley	308,352
61,000	Nomura Holdings Inc.(a)	426,953
25,200	TD Ameritrade Holding Corp.*	486,360
	Total Capital Markets	3,733,106
	Commercial Banks — 11.2%
25,037	Australia & New Zealand Banking Group Ltd.(a)	508,659
89,012	Banco Bilbao Vizcaya Argentaria SA(a)	1,596,654
68,648	Banco Santander Central Hispano SA(a)	1,106,596
14,500	Bank of Montreal	671,356
17,700	Bank of Nova Scotia	740,774
101,000	Bank of Yokohama Ltd.(a)	490,290
241,745	Barclays PLC(a)*	1,267,055

See Notes to Financial Statements.

12	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

	Commercial Banks — 11.2% continued
405,000	BOC Hong Kong Holdings Ltd.(a)	$930,378
30,438	Commonwealth Bank of Australia(a)	1,399,550
88,300	HSBC Holdings PLC(a)	978,874
143,800	Kasikornbank Public Co., Ltd.(a)	348,816
31,814	National Australia Bank Ltd.(a)	834,666
17,339	National Bank of Greece SA(a)*	630,553
25,040	Royal Bank of Canada	1,269,138
301,000	Shinsei Bank Ltd.(a)*	388,261
7,346	Societe Generale(a)	488,620
42,333	Standard Chartered PLC(a)	1,041,376
19,100	Sumitomo Mitsui Financial Group Inc.(a)	656,216
16,200	Toronto-Dominion Bank	924,173
131,576	UniCredito Italiano SpA(a)*	440,777
21,900	Wells Fargo & Co.	602,688
27,923	Westpac Banking Corp.(a)	649,484
	Total Commercial Banks	17,964,954
	Consumer Finance — 0.2%
23,000	Discover Financial Services	325,220
	Diversified Financial Services — 1.7%
52,400	Bank of America Corp.	763,992
48,255	ING Groep NV, CVA(a)*	624,790
30,300	JPMorgan Chase & Co.	1,265,631
	Total Diversified Financial Services	2,654,413
	Insurance — 3.5%
16,600	AFLAC Inc.	688,734
5,904	Allianz AG(a)	677,608
83,119	Aviva PLC(a)	521,356
22,853	AXA(a)	568,734
19,600	Industrial Alliance Insurance and Financial Services Inc.	503,596
14,100	MetLife Inc.	479,823
7,246	Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)(a)	1,150,894
16,300	Prudential Financial Inc.	737,249
9,000	Torchmark Corp.	365,400
	Total Insurance	5,693,394
	Real Estate Investment Trusts (REITs) — 0.6%
16,300	Hospitality Properties Trust	314,753
21,900	Liberty Property Trust	643,203
56	Simon Property Group Inc.	3,802
	Total Real Estate Investment Trusts (REITs)	961,758

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	13

Schedule of investments continued

October 31, 2009

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

	Real Estate Management & Development — 0.8%
13,800	Daito Trust Construction Co., Ltd.(a)	$577,082
78,000	Hang Lung Group Ltd.(a)	395,308
21,000	Sumitomo Realty & Development Co., Ltd.(a)	394,692
	Total Real Estate Management & Development	1,367,082
	TOTAL FINANCIALS	32,699,927
HEALTH CARE — 10.3%
	Biotechnology — 0.5%
13,100	Amgen Inc.*	703,863
	Health Care Providers & Services — 1.1%
9,400	Medco Health Solutions Inc.*	527,528
32,400	UnitedHealth Group Inc.	840,780
9,400	WellPoint Inc.*	439,544
	Total Health Care Providers & Services	1,807,852
	Pharmaceuticals — 8.7%
18,600	Abbott Laboratories	940,602
38,100	AstraZeneca PLC(a)	1,715,519
46,100	Bristol-Myers Squibb Co.	1,004,980
10,200	Eli Lilly & Co.	346,902
14,200	Forest Laboratories Inc.*	392,914
41,286	GlaxoSmithKline PLC(a)	849,369
23,900	H. Lundbeck A/S(a)	462,494
14,500	Johnson & Johnson	856,225
20,300	Merck & Co. Inc.	627,879
26,100	Novartis AG, Registered Shares(a)	1,363,387
92,000	Pfizer Inc.	1,566,760
7,156	Roche Holding AG(a)	1,148,170
25,100	Sanofi-Aventis(a)	1,837,248
21,000	Takeda Pharmaceutical Co., Ltd.(a)	844,674
	Total Pharmaceuticals	13,957,123
	TOTAL HEALTH CARE	16,468,838
INDUSTRIALS — 8.8%
	Aerospace & Defense — 3.3%
4,400	Alliant Techsystems Inc.*	342,232
87,100	BAE Systems PLC(a)	449,012
22,379	European Aeronautic Defence & Space Co.(a)	419,923
11,100	General Dynamics Corp.	695,970
4,300	L-3 Communications Holdings Inc.	310,847
9,600	Lockheed Martin Corp.	660,384
11,216	MTU Aero Engines Holding AG(a)	510,866
9,900	Northrop Grumman Corp.	496,287

See Notes to Financial Statements.

14	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

	Aerospace & Defense — 3.3% continued
19,100	Raytheon Co.	$864,848
9,400	United Technologies Corp.	577,630
	Total Aerospace & Defense	5,327,999
	Building Products — 0.3%
31,600	Masco Corp.	371,300
	Construction & Engineering — 1.3%
181,000	Kajima Corp.(a)	425,493
26,600	KBR Inc.	544,502
12,400	URS Corp.*	481,864
12,500	Vinci SA(a)	653,343
	Total Construction & Engineering	2,105,202
	Industrial Conglomerates — 2.1%
68,976	General Electric Co.	983,598
12,000	Jardine Matheson Holdings Ltd.(a)	357,552
203,000	SembCorp Industries Ltd.(a)	474,721
11,749	Siemens AG, Registered Shares(a)	1,060,207
15,800	Tyco International Ltd.	530,090
	Total Industrial Conglomerates	3,406,168
	Road & Rail — 0.3%
11,900	CSX Corp.	501,942
	Trading Companies & Distributors — 1.5%
67,000	Itochu Corp.(a)	418,670
31,000	Mitsubishi Corp.(a)	662,397
52,500	Mitsui & Co., Ltd.(a)	677,727
366,000	Noble Group Ltd.(a)	668,345
	Total Trading Companies & Distributors	2,427,139
	TOTAL INDUSTRIALS	14,139,750
INFORMATION TECHNOLOGY — 12.8%
	Communications Equipment — 1.9%
87,800	Cisco Systems Inc.*	2,006,230
61,100	Motorola Inc.	523,627
40,722	Nokia Oyj(a)	514,584
	Total Communications Equipment	3,044,441
	Computers & Peripherals — 4.4%
6,200	Apple Inc.*	1,168,700
69,300	Dell Inc.*	1,004,157
43,840	Hewlett-Packard Co.	2,080,646
21,050	International Business Machines Corp.	2,538,841
32,500	NCR Corp.*	329,875
	Total Computers & Peripherals	7,122,219

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	15

Schedule of investments continued

October 31, 2009

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

	Electronic Equipment, Instruments & Components — 0.9%
21,900	Arrow Electronics Inc.*	$554,946
18,200	Avnet Inc.*	450,996
16,800	Tyco Electronics Ltd.	357,000
	Total Electronic Equipment, Instruments & Components	1,362,942
	Internet Software & Services — 0.4%
1,200	Google Inc., Class A Shares*	643,344
	IT Services — 1.8%
27,500	Accenture PLC, Class A Shares	1,019,700
12,566	Affiliated Computer Services Inc., Class A Shares*	654,563
10,500	Computer Sciences Corp.*	532,455
8,600	Hewitt Associates Inc., Class A Shares*	305,472
146	NTT Data Corp.(a)	418,604
	Total IT Services	2,930,794
	Semiconductors & Semiconductor Equipment — 1.4%
88,700	Infineon Technologies AG(a)*	399,430
48,700	Intel Corp.	930,657
45,800	Siliconware Precision Industries Co., ADR	308,234
26,600	Texas Instruments Inc.	623,770
	Total Semiconductors & Semiconductor Equipment	2,262,091
	Software — 2.0%
22,500	CA Inc.	470,700
71,700	Microsoft Corp.	1,988,241
1,400	Nintendo Co., Ltd.(a)	357,080
11,700	Sybase Inc.*	462,852
	Total Software	3,278,873
	TOTAL INFORMATION TECHNOLOGY	20,644,704
MATERIALS — 7.7%
	Chemicals — 1.9%
26,150	BASF SE(a)	1,400,937
4,800	CF Industries Holdings Inc.	399,600
19,900	Dow Chemical Co.	467,252
226,000	Showa Denko KK(a)	430,626
3,989	Solvay SA(a)	392,740
	Total Chemicals	3,091,155
	Containers & Packaging — 0.2%
15,300	Pactiv Corp.*	353,277
	Metals & Mining — 4.9%
312,689	Alumina Ltd.(a)*	455,048
26,680	Anglo American PLC(a)*	970,870

See Notes to Financial Statements.

16	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

	Metals & Mining — 4.9% continued
85,600	BHP Billiton PLC(a)	$2,319,290
7,800	First Quantum Minerals Ltd.	533,996
15,012	KGHM Polska Miedz SA(a)	505,773
27,977	Rio Tinto PLC(a)	1,236,970
23,300	Teck Cominco Ltd., Class B Shares*	676,890
16,926	ThyssenKrupp AG(a)	545,274
37,464	Xstrata PLC(a)*	537,566
	Total Metals & Mining	7,781,677
	Paper & Forest Products — 0.7%
36,900	International Paper Co.	823,239
23,500	Svenska Cellulosa AB, Class B Shares(a)	327,547
	Total Paper & Forest Products	1,150,786
	TOTAL MATERIALS	12,376,895
TELECOMMUNICATION SERVICES — 3.7%
	Diversified Telecommunication Services — 1.5%
62,642	AT&T Inc.	1,608,020
14,100	Nippon Telegraph & Telephone Corp.(a)	582,650
9,043	Telefonica SA(a)	252,768
	Total Diversified Telecommunication Services	2,443,438
	Wireless Telecommunication Services — 2.2%
32,100	America Movil SAB de CV, Series L Shares, ADR	1,416,573
135	KDDI Corp.(a)	717,503
614,319	Vodafone Group PLC(a)	1,361,576
	Total Wireless Telecommunication Services	3,495,652
	TOTAL TELECOMMUNICATION SERVICES	5,939,090
UTILITIES — 3.6%
	Electric Utilities — 0.5%
4,400	FPL Group Inc.	216,040
30,000	Tohoku Electric Power Co. Inc.(a)	618,537
	Total Electric Utilities	834,577
	Gas Utilities — 0.5%
118,000	Tokyo Gas Co., Ltd.(a)	467,234
13,900	UGI Corp.	331,932
	Total Gas Utilities	799,166
	Independent Power Producers & Energy Traders — 0.5%
54,300	AES Corp.*	709,701
	Multi-Utilities — 2.1%
12,000	DTE Energy Co.	443,760
17,927	GDF Suez(a)	751,337

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	17

Schedule of investments continued

October 31, 2009

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND
SHARES	SECURITY	VALUE

	Multi-Utilities — 2.1% continued
35,047	National Grid PLC(a)	$349,089
11,600	PG&E Corp.	474,324
12,400	Public Service Enterprise Group Inc.	369,520
11,950	RWE AG(a)	1,047,865
	Total Multi-Utilities	3,435,895
	TOTAL UTILITIES	5,779,339
	TOTAL COMMON STOCKS (Cost — $144,776,670)	156,614,437
PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
	Commercial Banks — 0.4%
33,200	Itau Unibanco Holding SA (Cost — $694,214)	632,831
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $145,470,884)	157,247,268
FACE AMOUNT
SHORT-TERM INVESTMENT — 1.1%
	Repurchase Agreement — 1.1%
$1,824,000	State Street Bank & Trust Co. repurchase agreement dated 10/30/09, 0.010% due 11/2/09; Proceeds at maturity — $1,824,002; (Fully collateralized by U.S. Treasury Bills, 0.000% due 4/15/10; Market value — $1,863,695) (Cost — $1,824,000)	1,824,000
	TOTAL INVESTMENTS — 98.9% (Cost — $147,294,884#)	159,071,268
	Other Assets in Excess of Liabilities — 1.1%	1,709,243
	TOTAL NET ASSETS — 100.0%	$160,780,511

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $148,186,693.

Abbreviations used in this schedule:
ADR	—American Depositary Receipt
CVA	—Certificaaten van aandelen (Share Certificates)
GDR	—Global Depositary Receipt

See Notes to Financial Statements.

18	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND

SUMMARY OF INVESTMENTS BY COUNTRY**
United States	44.1%
United Kingdom	11.2
Japan	9.3
Germany	4.9
France	4.7
Canada	4.3
Switzerland	4.3
Australia	2.7
Netherlands	2.4
Spain	1.9
Hong Kong	1.1
Mexico	0.9
Italy	0.9
Norway	0.9
Greece	0.7
Ireland	0.6
Belgium	0.6
Bermuda	0.4
Brazil	0.4
Russia	0.4
Cayman Islands	0.4
Finland	0.3
Poland	0.3
Singapore	0.3
Denmark	0.3
Thailand	0.2
Sweden	0.2
Taiwan	0.2
Short-term investment	1.1
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2009 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	19

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $147,294,884)	$159,071,268
Foreign currency, at value (Cost — $9,925)	9,822
Cash	950
Receivable for securities sold	3,668,935
Dividends and interest receivable	436,300
Receivable for Fund shares sold	61,221
Prepaid expenses	27,950
Total Assets	163,276,446
LIABILITIES:
Payable for securities purchased	1,798,004
Payable for Fund shares repurchased	274,205
Investment management fee payable	106,669
Distribution fees payable	75,082
Deferred foreign capital gains tax	56,192
Trustees’ fees payable	4,791
Accrued expenses	180,992
Total Liabilities	2,495,935
TOTAL NET ASSETS	$160,780,511
NET ASSETS:
Par value (Note 7)	$205
Paid-in capital in excess of par value	252,923,135
Undistributed net investment income	1,230,577
Accumulated net realized loss on investments and foreign currency transactions	(105,115,385)
Net unrealized appreciation on investments and foreign currencies	11,741,979	‡
TOTAL NET ASSETS	$160,780,511
Shares Outstanding:
Class 1	246,614
Class A	10,058,108
Class B	2,797,345
Class C	5,598,514
Class I	1,845,688
Net Asset Value:
Class 1 (and redemption price)	$7.87
Class A (and redemption price)	$7.88
Class B*	$7.45
Class C*	$7.89
Class I (and redemption price)	$7.89
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.36

‡	Net of deferred foreign capital gains tax of $56,192.

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

Statements of operations

FOR THE PERIOD ENDED OCTOBER 31, 2009 AND THE YEAR ENDED DECEMBER 31, 2008	2009[1]	2008
INVESTMENT INCOME:
Dividends	$4,117,480	$7,793,894
Interest	89	30,616
Less: Foreign taxes withheld	(262,999)	(423,273)
Total Investment Income	3,854,570	7,401,237
EXPENSES:
Investment management fee (Note 2)	1,042,146	1,967,011
Transfer agent fees (Note 5)	765,717	1,371,181
Distribution fees (Notes 2 and 5)	657,199	1,327,636
Shareholder reports (Note 5)	70,167	72,965
Registration fees	65,385	53,036
Legal fees	46,271	37,750
Custody fees	31,709	66,942
Audit and tax	27,513	45,000
Trustees’ fees	14,146	13,992
Insurance	4,893	6,945
Miscellaneous expenses	422	5,641
Total Expenses	2,725,568	4,968,099
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(574,796)	(817,277)
Net Expenses	2,150,772	4,150,822
NET INVESTMENT INCOME	1,703,798	3,250,415
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(18,777,462)†	(84,687,594)
Foreign currency transactions	(18,020)	(133,888)
Net Realized Loss	(18,795,482)	(84,821,482)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	36,192,074 ‡	(46,292,664)
Foreign currencies	4,897	(8,302)
Change in Net Unrealized Appreciation/Depreciation	36,196,971	(46,300,966)
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	17,401,489	(131,122,448)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$19,105,287	$(127,872,033)

[1]	For the period January 1, 2009 through October 31, 2009.

†	Net of foreign capital gains tax of $9,754.

‡	Net of change in deferred foreign capital gains tax of $56,192

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	21

Statements of changes in net assets

FOR THE PERIOD ENDED OCTOBER 31, 2009 AND THE YEARS ENDED DECEMBER 31,	October 31†	2008	2007
OPERATIONS:
Net investment income	$1,703,798	$3,250,415	$394,005
Net realized gain (loss)	(18,795,482)	(84,821,482)	26,946,403
Change in net unrealized appreciation/depreciation	36,196,971	(46,300,966)	(8,111,798)
Increase (Decrease) in Net Assets From Operations	19,105,287	(127,872,033)	19,228,610
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(500,014)	(2,950,010)	(500,019)
Net realized gains	—	—	(16,490,588)
Decrease in Net Assets From Distributions to Shareholders	(500,014)	(2,950,010)	(16,990,607)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	26,102,584	83,036,565	97,068,783
Reinvestment of distributions	497,305	2,935,883	16,013,060
Cost of shares repurchased	(38,907,455)	(94,550,817)	(86,581,772)
Increase (Decrease) in Net Assets From Fund Share Transactions	(12,307,566)	(8,578,369)	26,500,071
INCREASE (DECREASE) IN NET ASSETS	6,297,707	(139,400,412)	28,738,074
NET ASSETS:
Beginning of period	154,482,804	293,883,216	265,145,142
End of period*	$160,780,511	$154,482,804	$293,883,216
* Includes undistributed and (overdistributed) net investment income, respectively of:	$1,230,577	$126,484	$(29,728)

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

22	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS 1 SHARES[1]	2009[2]	2008[3]	2007[3]	2006[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$6.91	$12.60	$12.45	$12.19
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.11	0.21	0.10	(0.00)[5]
Net realized and unrealized gain (loss)	0.88	(5.73)	0.89	0.30
Total income (loss) from operations	0.99	(5.52)	0.99	0.30
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.17)	(0.10)	(0.04)
Net realized gains	—	—	(0.74)	—
Total distributions	(0.03)	(0.17)	(0.84)	(0.04)
NET ASSET VALUE, END OF PERIOD	$7.87	$6.91	$12.60	$12.45
Total return[6]	14.37%	(43.75)%	7.83%	2.45%
NET ASSETS, END OF PERIOD (000s)	$1,941	$1,935	$4,100	$4,166
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.71%[7]	1.40%	1.75%	1.04%[7,8]
Net expenses[9]	1.23 [7,10]	1.19 [11,12]	1.09 [12]	1.03 [7,8,12]
Net investment income	1.93 [7]	2.01	0.80	0.44 [7]
PORTFOLIO TURNOVER RATE	113%	166%	154%	228%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	For the period December 1, 2006 (inception date) to December 31, 2006.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% until December 31, 2011.

[11]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed 1.25%.

[12]

Prior to April 28, 2008, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares would not exceed 1.18%. The voluntary expense limitation on Class 1 shares was 1.03% prior to July 30, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$6.94	$12.65	$12.47	$11.90	$10.97	$9.45
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.10	0.18	0.07	0.14	0.17	0.07
Net realized and unrealized gain (loss)	0.87	(5.74)	0.89	2.75	0.91	1.55
Total income (loss) from operations	0.97	(5.56)	0.96	2.89	1.08	1.62
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.15)	(0.04)	(0.10)	(0.15)	(0.10)
Net realized gains	—	—	(0.74)	(2.22)	—	—
Total distributions	(0.03)	(0.15)	(0.78)	(2.32)	(0.15)	(0.10)
NET ASSET VALUE, END OF PERIOD	$7.88	$6.94	$12.65	$12.47	$11.90	$10.97
Total return[4]	13.97%	(43.88)%	7.60%	24.79%	9.88%	17.24%
NET ASSETS, END OF PERIOD (000s)	$79,268	$74,660	$145,618	$125,389	$37,449	$34,599
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.00%[5]	1.76%	1.69%	1.45%[6]	1.62%	1.83%
Net expenses	1.50 [5,7,8]	1.46 [7,8,9]	1.33 [7,9]	1.43 [6,7,9]	1.62 [9]	1.69 [7,9]
Net investment income	1.64 [5]	1.77	0.56	1.09	1.48	0.73
PORTFOLIO TURNOVER RATE	113%	166%	154%	228%	29%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.38%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.50% until May 1, 2010.

[9]

Prior to April 28, 2008, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.43%. A voluntary expense limitation of 1.75% was in place for Class A shares prior to April 16, 2007.

See Notes to Financial Statements.

24	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$6.59	$12.03	$11.96	$11.53	$10.62	$9.13
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.05	0.09	(0.04)	(0.00)[4]	0.07	(0.00)[4]
Net realized and unrealized gain (loss)	0.83	(5.43)	0.85	2.66	0.89	1.50
Total income (loss) from operations	0.88	(5.34)	0.81	2.66	0.96	1.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.10)	—	(0.01)	(0.05)	(0.01)
Net realized gains	—	—	(0.74)	(2.22)	—	—
Total distributions	(0.02)	(0.10)	(0.74)	(2.23)	(0.05)	(0.01)
NET ASSET VALUE, END OF PERIOD	$7.45	$6.59	$12.03	$11.96	$11.53	$10.62
Total return[5]	13.36%	(44.37)%	6.65%	23.60%	9.00%	16.40%
NET ASSETS, END OF PERIOD (000s)	$20,851	$23,533	$59,303	$64,293	$7,356	$7,617
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.96%[6]	2.70%	2.64%	2.29%[7]	2.48%	2.61%
Net expenses	2.24 [6,8,9]	2.30 [8,9,10]	2.17 [8,10]	2.28 [7,8,10]	2.48 [10]	2.44 [8,10]
Net investment income (loss)	0.93 [6]	0.90	(0.28)	(0.01)	0.66	(0.03)
PORTFOLIO TURNOVER RATE	113%	166%	154%	228%	29%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.25% and 2.24%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.25% until May 1, 2010.

[10]

Prior to April 28, 2008, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.40%. A voluntary expense limitation of 2.50% was in place for Class B shares prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$6.98	$12.72	$12.60	$12.06	$11.11	$9.55
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.06	0.10	(0.04)	0.01	0.06	(0.01)
Net realized and unrealized gain (loss)	0.87	(5.74)	0.90	2.76	0.93	1.57
Total income (loss) from operations	0.93	(5.64)	0.86	2.77	0.99	1.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.10)	—	(0.01)	(0.04)	(0.00)[4]
Net realized gains	—	—	(0.74)	(2.22)	—	—
Total distributions	(0.02)	(0.10)	(0.74)	(2.23)	(0.04)	(0.00)[4]
NET ASSET VALUE, END OF PERIOD	$7.89	$6.98	$12.72	$12.60	$12.06	$11.11
Total return[5]	13.33%	(44.30)%	6.71%	23.42%	8.95%	16.37%
NET ASSETS, END OF PERIOD (000s)	$44,166	$41,892	$83,249	$69,239	$38,418	$19,040
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.61%[6]	2.69%	2.46%	2.78%[7]	2.74%	2.65%
Net expenses[8]	2.19 [6,9]	2.23 [9,10]	2.20 [10]	2.52 [7,10]	2.50 [10]	2.42 [10]
Net investment income (loss)	0.96 [6]	0.98	(0.31)	0.07	0.53	(0.10)
PORTFOLIO TURNOVER RATE	113%	166%	154%	228%	29%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.72% and 2.46%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.25% until May 1, 2010.

[10]

Prior to April 28, 2008, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.26%. A voluntary expense limitation of 2.50% was in place for Class C shares prior to April 16, 2007.

See Notes to Financial Statements.

26	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$6.92	$12.62	$12.46	$11.89	$10.96	$9.46
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.12	0.16	0.10	0.19	0.22	0.09
Net realized and unrealized gain (loss)	0.88	(5.67)	0.88	2.74	0.92	1.56
Total income (loss) from operations	1.00	(5.51)	0.98	2.93	1.14	1.65
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.19)	(0.08)	(0.14)	(0.21)	(0.15)
Net realized gains	—	—	(0.74)	(2.22)	—	—
Total distributions	(0.03)	(0.19)	(0.82)	(2.36)	(0.21)	(0.15)
NET ASSET VALUE, END OF PERIOD	$7.89	$6.92	$12.62	$12.46	$11.89	$10.96
Total return[4]	14.52%	(43.65)%	7.75%	25.13%	10.38%	17.60%
NET ASSETS, END OF PERIOD (000s)	$14,555	$12,463	$1,613	$2,058	$2,174	$2,185
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.11%[5]	1.01%	1.18%	1.15%[6]	1.21%	1.49%
Net expenses	1.11 [5,7]	1.01	1.18 [8]	1.14 [6,8,9]	1.21 [8]	1.43 [8,9]
Net investment income	2.00 [5]	1.84	0.73	1.43	1.94	0.94
PORTFOLIO TURNOVER RATE	113%	166%	154%	228%	29%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.09%.

[7]

As a result of a contractual expense limitation, from May 1, 2009 until May 1, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.25%.

[8]

Prior to April 16, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.50%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund) (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

28	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Consumer discretionary	$8,865,420	$6,223,957	—	$15,089,377
Consumer staples	7,258,924	6,311,107	—	13,570,031
Energy	13,127,179	6,779,307	—	19,906,486
Financials	12,183,332	20,516,595	—	32,699,927
Health care	8,247,977	8,220,861	—	16,468,838
Industrials	7,361,494	6,778,256	—	14,139,750
Information technology	18,955,006	1,689,698	—	20,644,704
Materials	3,254,254	9,122,641	—	12,376,895
Telecommunication services	3,024,593	2,914,497	—	5,939,090
Utilities	2,545,277	3,234,062	—	5,779,339
Preferred stocks	632,831	—	—	632,831
Total long-term investments	$85,456,287	$71,790,981	—	$157,247,268
Short-term investments†	—	1,824,000	—	1,824,000
Total	$85,456,287	$73,614,981	—	$159,071,268

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	29

Notes to financial statements continued

premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

30	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$3,203	$9,897,977	$(9,901,180)
(b)	(102,894)	102,894	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and the expiration of a capital loss carryover.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of partnership distributions.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	31

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
Up to $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

During the period January 1, 2009 through October 31, 2009, the Fund’s Class A, B and C shares had contractual expense limitations in place of 1.50%, 2.25% and 2.25% respectively, until May 1, 2010. During the year ended October 31, 2009, the Fund’s Class 1 shares had an expense limitation in place to not exceed 1.25%. As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% until December 31, 2011.

During the period January 1, 2009 through October 31, 2009, LMPFA reimbursed the Fund for expenses amounting to $574,796.

The manager is permitted to recapture amounts previously forgone or reimbursed to Class 1 shares of the Fund during the same fiscal year if the Class 1 shares total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of Class 1 shares, in the Class 1 shares total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

32	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period January 1, 2009 through October 31, 2009, LMIS and its affiliates received sales charges of approximately $23,000 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$2,000	$0	*

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period January 1, 2009 through October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$165,801,477
Sales	178,766,143

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,424,472
Gross unrealized depreciation	(7,539,897)
Net unrealized appreciation	$10,884,575

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	33

Notes to financial statements continued

The following table provides information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the six month period ended October 31, 2009.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward Foreign Currency Contracts	$(8,472)	—	$(8,472)

At October 31, 2009, the Fund did not have any derivatives instruments outstanding. During the period January 1, 2009 through October 31, 2009, the Fund had an average market value of $18,739 in forward foreign currency contracts to sell.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the period January 1, 2009 through October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class 1	—	$10,053	$627
Class A	$149,980	407,830	37,465
Class B	170,081	147,428	14,756
Class C	337,138	190,540	13,299
Class I	—	9,866	228
Total	$657,199	$765,717	$66,375

*	For the period January 1, 2009 through September 13, 2009. Subsequent to September 13, 2009, these expenses were accrued as common fund expenses.

For period January 1, 2009 through October 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$7,301
Class A	300,307
Class B	123,429
Class C	143,759
Class I	—
Total	$574,796

34	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$12,764	$682
Class A	$289,551	606,225	44,744
Class B	403,552	285,698	16,931
Class C	634,533	461,473	10,552
Class I	—	5,021	56
Total	$1,327,636	$1,371,181	$72,965

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$6,379
Class A	352,676
Class B	162,679
Class C	295,543
Class I	—
Total	$817,277

6. Distributions to shareholders by class

	PERIOD ENDED OCTOBER 31, 2009[1]	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class 1	$7,510	$47,229	$31,447
Class A	273,518	1,627,083	457,406
Class B	55,745	352,346	—
Class C	109,032	596,091	—
Class I	54,209	327,261	11,166
Total	$500,014	$2,950,010	$500,019
Net Realized Gains:
Class 1	—	—	$234,095
Class A	—	—	7,977,066
Class B	—	—	3,632,459
Class C	—	—	4,542,074
Class I	—	—	104,894
Total	—	—	$16,490,588

[1]	For the period January 1, 2009 through October 31, 2009.

7. Shares of beneficial interest

At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	35

Notes to financial statements continued

ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	PERIOD ENDED OCTOBER 31, 2009[1]		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares sold	—	—	—	—	19,536	$257,749
Shares issued on reinvestment	1,067	$7,510	7,018	$47,229	20,447	265,543
Shares repurchased	(34,298)	(232,864)	(52,421)	(564,364)	(49,328)	(644,733)
Net decrease	(33,231)	$(225,354)	(45,403)	$(517,135)	(9,345)	$(121,441)
Class A
Shares sold	1,214,025	$8,258,683	2,499,634	$26,305,027	3,125,011	$41,084,738
Shares issued on reinvestment	38,480	271,670	239,724	1,618,135	592,302	7,706,187
Shares repurchased	(1,956,550)	(13,236,279)	(3,491,760)	(35,193,382)	(2,260,920)	(29,835,757)
Net increase (decrease)	(704,045)	$(4,705,926)	(752,402)	$(7,270,220)	1,456,393	$18,955,168
Class B
Shares sold	292,132	$1,886,722	537,255	$5,361,610	889,705	$11,158,603
Shares issued on reinvestment	8,253	55,295	54,405	349,281	284,416	3,531,050
Shares repurchased	(1,072,762)	(6,853,707)	(1,950,863)	(19,535,968)	(1,622,373)	(20,347,573)
Net decrease	(772,377)	$(4,911,690)	(1,359,203)	$(13,825,077)	(448,252)	$(5,657,920)
Class C
Shares sold	2,059,328	$14,090,728	2,809,836	$28,415,448	3,361,257	$44,386,979
Shares issued on reinvestment	15,321	108,621	87,478	593,977	344,439	4,509,640
Shares repurchased	(2,481,317)	(17,028,924)	(3,438,504)	(34,943,909)	(2,653,482)	(35,060,789)
Net increase (decrease)	(406,668)	$(2,829,575)	(541,190)	$(5,934,484)	1,052,214	$13,835,830
Class I
Shares sold	271,519	$1,866,451	2,067,533	$22,954,480	13,779	$180,714
Shares issued on reinvestment	7,689	54,209	48,555	327,261	50	640
Shares repurchased	(233,764)	(1,555,681)	(443,616)	(4,313,194)	(51,169)	(692,920)
Net increase (decrease)	45,444	$364,979	1,672,472	$18,968,547	(37,340)	$(511,566)

[1]	For the period January 1, 2009 through October 31, 2009.

36	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2009 and fiscal years ended December 31st were as follows:

	OCTOBER 31, 2009	DECEMBER 31, 2008	DECEMBER 31, 2007
Distributions Paid From:
Ordinary income	$500,014	$2,950,010	$2,781,185
Net long-term capital gains	—	—	14,209,422
Total distributions paid	$500,014	$2,950,010	$16,990,607

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,375,017
Capital loss carryforward*	(104,223,305)
Other book/tax temporary differences(a)	(144,711)
Unrealized appreciation/(depreciation)(b)	10,850,170
Total accumulated earnings/(losses) — net	$(92,142,829)

*	As of October 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(50,348,958)
10/31/2017	(53,874,347)
$(104,223,305)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the book/tax differences in the treatment of distributions from partnerships, the realization for tax purposes of unrealized gains on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in partnerships.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	37

Notes to financial statements continued

knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’

38	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	39

Notes to financial statements continued

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

40	Legg Mason Batterymarch Global Equity Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Batterymarch Global Equity Fund (formerly Legg Mason Partners Global Equity Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2009, and the related statements of operations for the period from January 1, 2009 to October 31, 2009 and for the year ended December 31, 2008, the statements of changes in net assets for the period from January 1, 2009 to October 31, 2009 and for each of the years in the two-year period ended December 31, 2008, and the financial highlights for the period from January 1, 2009 to October 31, 2009 and for each of the years in the four-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch Global Equity Fund as of October 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2009

Legg Mason Batterymarch Global Equity Fund 2009 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

42	Legg Mason Batterymarch Global Equity Fund

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason Batterymarch Global Equity Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

44	Legg Mason Batterymarch Global Equity Fund

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989) Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firm (prior to May 2009)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason Batterymarch Global Equity Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

46	Legg Mason Batterymarch Global Equity Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason Batterymarch Global Equity Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48	Legg Mason Batterymarch Global Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended October 31, 2009:

Record date:	6/09/2009
Payable date:	6/10/2009
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	67.52%
Foreign source income	42.74%*
Foreign taxes paid per share	$0.002275

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Batterymarch Global Equity Fund	49

Legg Mason Batterymarch Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02696 12/09 SR09-959

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,000 in 2008 and $120,400 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $285 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,100 in 2008 and $12,900 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009